Accruals and Other Liabilities - Summary of Accruals and Other Liabilities (Detail) ¥ in Thousands, $ in Thousands		Mar. 31, 2024 CNY (¥)	Mar. 31, 2024 USD ($)	Mar. 31, 2023 CNY (¥)
Accrued liabilities and other current liabilities
Receipts under custody	[1]	¥ 164,136		¥ 159,691
Deposits from merchants	[2]	98,396		104,945
Payables For Purchases Of Office Building		14,337		10,450
Accrued expenses		11,130		13,427
Other payables		11,318		7,204
Total		¥ 299,317	$ 41,455	¥ 295,717

[1]	The receipts under custody mainly represent the amounts received by the Group from the registered users for their purchase through the Company’s online market platform, and have not been remitted to the third-party merchants yet.
[2]	The customer deposits mainly represent the cash deposits as collateral collected from the merchants of the online platform. The deposit can be withdrawn immediately after the merchants terminate its online shop on the platform.